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                      THE METZLER/PAYDEN INVESTMENT GROUP


   SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2008



EFFECTIVE JUNE 18, 2008, THE SECOND PARAGRAPH UNDER THE SECTION ENTITLED "ADMINISTRATOR, TRANSFER AGENT, FUND ACCOUNTANT, CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM" IN THE STATEMENT OF ADDITIONAL INFORMATION, PAGE 60, IS DELETED IN ITS ENTIRETY AND IS REPLACED BY THE FOLLOWING PARAGRAPH:

     "FOR PROVIDING ADMINISTRATIVE SERVICES TO EACH OF THE P&R TRUST AND THE M/P TRUST, TREASURY PLUS RECEIVES IN EACH CASE A MONTHLY FEE AT THE ANNUAL RATE OF 0.15% OF THE DAILY NET ASSETS OF THE FUNDS OF EACH OF THE P&R TRUST AND M/P TRUST."



     THE DATE OF THIS SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                                IS JUNE 24, 2008